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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 20, 1998, with respect to the financial statements of International Information Technology IIT, C.A., included in the Form S-3 Registration Statement of USinternetworking, Inc. dated February 2, 2001.


                                                        [SIG]
                                               /s/ Bassan & Associados S.C.


Caracas, Venezuela
February 2, 2001